SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant     ☐

Filed by a Party other than the Registrant      ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Exelixis, Inc.

(Name of Registrant as Specified in Its Charter)

Farallon Capital Partners, L.P.

Farallon Capital Institutional Partners, L.P.

Farallon Capital Institutional Partners II, L.P.

Farallon Capital Institutional Partners III, L.P.

Four Crossings Institutional Partners V, L.P.

Farallon Capital Offshore Investors II, L.P.

Farallon Capital (AM) Investors, L.P.

Farallon Capital F5 Master I, L.P.

Farallon Healthcare Partners Master, L.P.

Farallon Capital Management, L.L.C.

Farallon Partners, L.L.C.

Farallon Institutional (GP) V, L.L.C.

Farallon F5 (GP), L.L.C.

Farallon Healthcare Partners (GP), L.L.C.

Joshua J. Dapice

Philip D. Dreyfuss

Hannah E. Dunn

Michael B. Fisch

Richard B. Fried

Varun N. Gehani

Nicolas Giauque

David T. Kim

Michael G. Linn

Rajiv A. Patel

Thomas G. Roberts, Jr.

Edric C. Saito

William Seybold

Daniel S. Short

Andrew J. M. Spokes

John R. Warren

Mark C. Wehrly

Richard Bollini

Colby Clark

Cameron Hillyer

David A. Posner

Matthew Trentini

Tomas J. Heyman

David E. Johnson

Robert “Bob” Oliver, Jr.

Caligan Partners LP

Caligan Partners Master Fund LP

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

2

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

3

INVESTOR PRESENTATION MORE CHANGE IS NEEDED AT EXELIXIS MAY 2023

FARALLON | Table of Contents I Executive Summary 3 II Exelixis Has Underperformed and Has Lost Credibility with Investors and Analysts 8 III Exelixis ’ Underperformance Is Due to Poor Decisions by the Board and Management 21 IV Further Board Refreshment Is Necessary to Drive Change 42 V Farallon’s Proposal for Change 48 VI Conclusion 59 VII Appendix 63 2

INVESTOR PRESENTATION Executive Summary

FARALLON | Executive Summary 4 ▪ Exelixis has many fundamental strengths: – Good commercial operations – Strong cash flow from cabozantinib – High probability of cabozantinib patent coverage to 2030 – Cabozantinib is a valuable, life - extending therapy for patients suffering from RCC and HCC – Possible revenue boost and extension from zanzalintinib – Significant cash on the balance sheet ▪ However, the Company has not performed for shareholders: – The stock has materially underperformed peers over the short - and long - term – Exelixis has created little value since its IPO twenty - three years ago – The Company is undervalued relative to its peers ▪ We believe the Company’s R&D program is unfocused and inefficient ▪ The stock currently trades at a discount to the present value of cabozantinib’s cash flow, with no value assigned to the Company’s R&D efforts ▪ Exelixis has a history of value - destroying clinical trial design and decisions ▪ Management has failed to articulate a clear corporate strategy ▪ In our view, Exelixis ’ balance sheet is inefficient, with excess cash and investments ▪ Directors (including the CEO) have been continuously selling shares ▪ We believe the Company’s compensation program is poorly designed and does not align interests with shareholders ▪ The corporate culture appears poor, with low morale among employees ▪ Even after acceptance of Farallon’s candidates, the Board remains dominated by long - tenured members ▪ Farallon has been an Exelixis shareholder continuously since 2018 ▪ In March, we met with members of the Board to propose changes that we believe can create substantial and lasting value ▪ We nominated three strong candidates who will bring commercial experience, capital allocation expertise and, importantly, a shareholder perspective ▪ The Company has belatedly sought to create the appearance of “self - refreshment” by recommending in favor of two of Farallon’s candidates and accepting that Dave Johnson will join the Board as well ▪ In our view, only a clear mandate from shareholders at the Annual Meeting will drive the necessary change ▪ We urge shareholders to support all three of our candidates at the Annual Meeting Exelixis is a fundamentally strong Company but has not created value for shareholders Shareholders have suffered because of poor decisions by the Board and executive team More changes are needed for Exelixis to create value for shareholders

FARALLON | About Exelixis , Inc. (Nasdaq: EXEL) 5 Five - Year Total Shareholder Return 1 Company Overview 2 ▪ Exelixis is a biotechnology company focused on the discovery, development and commercialization of cancer drugs ▪ Exelixis targets a broad range of cancer types and indications using a variety of modalities, including kinase inhibitors, antibody/peptide - drug conjugates, and immuno - oncology antibodies/ bispecifics ▪ Since the Company’s flagship molecule, cabozantinib , was first approved for use in patients with renal cell carcinoma in 2016, Exelixis has been aggressively expanding its R&D pipeline ▪ At the same time, the Company has accumulated a significant amount of cash – nearly $2.1 billion by the end of 2022 ▪ The Company is currently conducting 78 trials and investigating early - stage compounds ▪ Exelixis has had numerous costly trial failures 3 (60%) (40%) (20%) 0% 20% 40% 60% 2018 2019 2020 2021 2022 2023 Exelixis Nasdaq Biotech Index Market Value ($M) $5,688 Enterprise Value ($M) $4,587 Cash and Equivalents ($M) (as of 12/31/22) $2,068 Cash and Equivalents as a % of Current Market Value 36% 2022 Revenue $1,611 EV/2022 Revenue 2.8x 2023E Revenue $1,828 EV/2023E Revenue 2.5x Employees (as of 12/31/22) 1,223 Headquarters Alameda, CA 1. Source: FactSet. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with the SEC. 2. Source: FactSet and Company filings. Data as of March 17, 2023 unless otherwise noted. 3. See page 27 for a further description of these failures. - 29% 12%

FARALLON | About Farallon Capital 6 Overview ▪ Established in 1986 ; 37 years of investment experience and performance ▪ Six offices globally. Based in San Francisco ▪ $36 billion of capital under management ▪ 2 90+ employees . Experienced senior team with 17 - year average tenure at the Firm ▪ Investment Strategies : Credit Investments, Direct Investments, Long Short Equity, Merger Arbitrage, Real Estate Investments, Risk Arbitrage ▪ Large, long - term owner: We have owned Exelixis shares continuously since 2018, and we currently own approximately 7.2% of the Company’s outstanding shares, making us the largest active shareholder Investment Approach ▪ Public equity investments made based on in - depth, differentiated assessment of a company and its market compared to other market participants ▪ Investments made in companies underpriced relative to intrinsic or fundamental value. Many investments made in anticipation of catalysts, changes or events ▪ Emphasis on capital preservation FARALLON IS NOT AN ACTIVIST FUND We are fundamental investors and take great pride in building strong, lasting relationships with management teams

FARALLON | Shareholders Should Support Farallon’s Nominees 7 Exelixis ’ Board has not created value We believe our Nominees will drive positive change – Exelixis has underperformed its peers and the applicable indices over most relevant time periods, and the Company is significantly undervalued – In our view, Exelixis lacks a clear, focused strategy for R&D and capital allocation – Investors appear to assign little value to Exelixis ’ pipeline and are assuming that the trend of wasteful spending will continue – Meanwhile, directors have been aggressively selling shares; they too appear to lack confidence in Exelixis ’ future – The Board has had ample opportunity to refresh its composition to bring in new perspectives to help address its challenges; until Farallon nominated directors, it had not done so – Even after the Board’s reactive “refreshment,” the Board remains long - tenured relative to peers; we believe further change is needed + Tom Heyman, Dave Johnson and Bob Oliver have significant expertise in commercial operations, capital allocation, finance and capital markets as executives, directors and investors in the healthcare industry + We believe that adding our candidates to this Board will bring a sense of urgency and objectivity that the Board has been lacking + Messrs. Heyman, Johnson and Oliver are committed to working diligently alongside Exelixis ’ incumbent directors to drive change

INVESTOR PRESENTATION Exelixis has Underperformed and has Lost Credibility with Investors and Analysts

FARALLON | Exelixis’ Performance Over Recent Time Periods Has Been Disappointing… 9 1 - Year Total Shareholder Return 1 3 - Year Total Shareholder Return 1 5 - Year Total Shareholder Return 1 1. Source: FactSet and Bloomberg. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with th e S EC. “Proxy Peers” include ACADIA Pharmaceuticals, Alkermes, Alnylam Pharmaceuticals, BeiGene , BioMarin Pharmaceutical, Blueprint Medicines, Emergent BioSolutions, Horizon Therapeutics, Incyte, Ionis Pharmaceuticals, Jazz Pharmac eut icals, Natera , Neurocrine Biosciences, NovoCure , Sarepta Therapeutics, SAGE Therapeutics, Seagen , Ultragenyx and United Therapeutics. “Close Peers” include Alnylam Pharmaceuticals, BioMarin Pharmaceutical, Incyte, Ionis Pha rma ceuticals, Neurocrine Biosciences and Seagen. Peer data refers to median. (15%) 1% 7% (14%) (10%) (3%) Proxy Peers Close Peers Nasdaq Composite S&P 400 Nasdaq Biotech Index 19% 28% 18% 63% 77% 26% Proxy Peers Close Peers Nasdaq Composite S&P 400 Nasdaq Biotech Index (29%) 7% 8% 63% 33% 12% Proxy Peers Close Peers Nasdaq Composite S&P 400 Nasdaq Biotech Index

FARALLON | … And The Company’s Long - Term Performance Is Even Worse 10 15 - Year Total Shareholder Return 1 20 - Year Total Shareholder Return 1 Total Shareholder Return Since IPO 1 1. Source: FactSet and Bloomberg. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with th e S EC. “Proxy Peers” include ACADIA Pharmaceuticals, Alkermes, Alnylam Pharmaceuticals, BeiGene , BioMarin Pharmaceutical, Blueprint Medicines, Emergent BioSolutions, Horizon Therapeutics, Incyte, Ionis Pharmaceuticals, Jazz Pharmac eut icals, Natera , Neurocrine Biosciences, NovoCure , Sarepta Therapeutics, SAGE Therapeutics, Seagen , Ultragenyx and United Therapeutics. “Close Peers” include Alnylam Pharmaceuticals, BioMarin Pharmaceutical, Incyte, Ionis Pha rma ceuticals, Neurocrine Biosciences and Seagen. Peer data refers to median. 218% 589% 735% 532% 302% 453% Proxy Peers Close Peers Nasdaq Composite S&P 400 Nasdaq Biotech Index 181% 1002% 1143% 936% 675% 685% Proxy Peers Close Peers Nasdaq Composite S&P 400 Nasdaq Biotech Index 35% 169% 226% 259% 590% 287% Proxy Peers Close Peers Nasdaq Composite S&P 400 Nasdaq Biotech Index

FARALLON | Exelixis Has Created Little Value for Shareholders as a Public Company 11 1. Source: Bloomberg. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with the SEC. (200%) (100%) 0% 100% 200% 300% 400% 500% 600% 700% 800% 2000 2005 2010 2015 2020 TOTAL SHAREHOLDER RETURNS SINCE EXELIXIS’ IPO 1 304% 35% 589% With Exelixis delivering an annualized return of approximately 1% since its IPO, investors would have been significantly better off putting their money in U.S. Treasuries Nasdaq Biotech Index S&P 400

FARALLON | We Believe Exelixis ’ Claim that its TSR Has Been Impacted By “Headwinds” Is Disingenuous 12 1. Source: Exelixis Letter to Shareholders, filed with the SEC on May 1, 2023. 2. Source: Bloomberg. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with the SEC. Data run s until September 25, 2019, the last day before Exelixis ’ first public disclosure that an Abbreviated New Drug Application was submitted to the FDA for a generic version of CABOMETYX. (200%) (100%) 0% 100% 200% 300% 400% 500% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 TOTAL SHAREHOLDER RETURNS FROM EXELIXIS’ IPO TO SEPTEMBER 2019 2 218% 46% 436% Exelixis has attempted to justify its long - term underperformance by claiming that it has “experienced headwinds due to ongoing… legal proceedings,” 1 but the Company had been a long - term underperformer even before these proceedings began Nasdaq Biotech Index S&P 400

FARALLON | The Company’s Challenges Have Been Largely Self - Inflicted 13 1. Source: FactSet, Bloomberg and Company filings. (0.2%) 0.1% (2.4%) (4.5%) 1.3% (2.0%) (7.4%) (6.3%) 0.4% (1.9%) CONTACT-03 Press Release Q4 2022 Earnings Q4 2022 Preliminary Results at JPM Conference CONTACT-01 Press Release Q3 2022 Earnings JEWEL-101 Press Release Q2 2022 Earnings COSMIC-313 Press Release Q1 2022 Earnings COSMIC-312 Press Release ONE - DAY STOCK PRICE REACTION TO KEY NEWS EVENTS 1 March 2022 March 2023 We believe Exelixis ’ claimed “headwinds” are due to unforced errors – high - profile trial failures and disappointing earnings results – rather than the overhang of litigation

FARALLON | Exelixis Has Failed to Deliver Value During The Tenures of Most Directors 14 1. Source: FactSet and Company filings. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D w ith the SEC. 2. Source: FactSet and Company filings. Data as of April 25, 2023. NET PROCEEDS FROM STOCK SALES ($M) $0.2 $6.8 $5.7 $8.7 $5.6 $2.1 $10.6 - $58.2 - TENURE (YEARS) 5 16 18 22 19 19 28 6 13 1 11% (0%) (2%) (5%) (6%) (6%) (6%) (6%) (8%) (9%) Jacqueline Wright Michael Morrissey Julie Anne Smith Stelios Papadopoulos Jack Wyszomierski George Poste Vincent Marchesi Alan Garber Carl Feldbaum Maria Freire ANNUALIZED TSR VS. NASDAQ BIOTECH INDEX DURING TENURE 1

Exelixis Is Significantly Undervalued Relative to Peers…



EV/REVENUE MULTIPLES[1]
2.5x
6.6x
7.1x
2023E
2.2x
5.3x
6.0x
2024E
2.0x
3.8x
4.8x
2025E
Exelixis
Proxy Peers
Close Peers

> **On a pure valuation basis, EXEL shares are inexpensive by every valuation metric we use… One would think that given EXEL's stock price performance, its business is in jeopardy…"**
>
> *— EF Hutton Research Report, October 31, 2022*

1. Source: FactSet. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with the SEC. "Proxy Peers" include ACADIA Pharmaceuticals, Alkermes, Alnylam Pharmaceuticals, BeiGene, BioMarin Pharmaceutical, Blueprint Medicines, Emergent BioSolutions, Horizon Therapeutics, Incyte, Ionis Pharmaceuticals, Jazz Pharmaceuticals, Natera, Neurocrine Biosciences, NovoCure, Sarepta Therapeutics, SAGE Therapeutics, Seagen, Ultragenyx and United Therapeutics. "Close Peers" include Alnylam Pharmaceuticals, BioMarin Pharmaceutical, Incyte, Ionis Pharmaceuticals, Neurocrine Biosciences and Seagen. Peer data refers to median.

FARALLON | FOCUS EXEL

15

FARALLON | …And the Valuation Discount Has Been Persistent 16 1. Source: FactSet. Data runs from March 17, 2020 to March 17, 2023, the last trading day before Farallon filed its Schedule 13D wi th the SEC. “Proxy Peers” include ACADIA Pharmaceuticals, Alkermes, Alnylam Pharmaceuticals, BeiGene , BioMarin Pharmaceutical, Blueprint Medicines, Emergent BioSolutions, Horizon Therapeutics, Incyte, Ionis Pharmaceuticals, Jaz z P harmaceuticals, Natera , Neurocrine Biosciences, NovoCure , Sarepta Therapeutics, SAGE Therapeutics, Seagen , Ultragenyx and United Therapeutics. Peer data refers to median. 6.6x 2.5x EV/NTM REVENUE MULTIPLE 1 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x January 2019 July 2019 January 2020 July 2020 January 2021 July 2021 January 2022 July 2022 January 2023 Proxy Peers

FARALLON | Sell - Side Analysts Have Become Increasingly Negative… 17 1. Source: FactSet. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with the SEC. $32.72 $24.63 $4.89 $0.68 Mean Analyst Price Target 1 Mean FY 2023E EPS Estimate 1 Despite strong revenue and cash flow growth and consistent profitability, research analysts have reduced their price targets by over 20% over the last five years

… And Do Not Value Exelixis' Pipeline

"

We continue to have concerns regarding the outlook for the company's commercial trajectory beyond cabozantinib, and while EXEL's pipeline is undoubtedly maturing, we await clinical validation points that support progression of early and late-stage assets, given data to-date from pipeline therapies have been fairly modest, in our view"[1]

Goldman Sachs

"

[O]ur current base case for EXEL ($29 PT) assumes…no value assigned to Cabo label-expansion opportunities or the pipeline"[2]

GUGGENHEIM

"

R&D 3x over the last few years despite the ROIC re: the pipeline recently. Cutting the spend in half would add ~25% to our DCF (both buyside + we model effectively 0 for the pipeline)."[3]

Jefferies

1. Goldman Sachs Research Note, January 8, 2023.
2. Guggenheim Research Note, January 19, 2023.
3. Jefferies Research Note, February 7, 2023.

FARALLON | FOCUS EXEL

18

FARALLON | Exelixis Has Been Abandoned by Active Managers 19 1. Source: FactSet. Data as of March 31, 2023. 2. “Big Three” Index Funds include BlackRock, State Street and Vanguard. 21.8% 8.7% 16.5% 24.8% Select Active Managers Total Big Three Index Funds Total 29.2% 27.5% 18.3% 8.5% 8.3% 6.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Seagen Ionis Incyte Neurocrine BioMarin Exelixis Baker Brothers Deerfield Management Fidelity Management & Research Janus Orbimed Advisors Perceptive Advisors Polar Capital Rock Springs Capital T. Rowe Price Ownership of Select Active Managers vs. “Big Three” Index Funds 1,2 Ownership of Select Active Managers 1 EXEL’s shareholder base reflects investor apathy: active managers have left EXEL behind

FARALLON | 385% 130% 94% 87% 22% - 15% - 26% - 35% - 64% - 64% - 67% - 69% - 87% - 88% - 99% - 100% - 100% - 100% - 100% - 100% Median: - 66% Exelixis Has Been Abandoned by Active Managers (Continued) 20 1. Source: FactSet. Data as of March 31, 2023. CHANGE IN POSITION OF TOP 20 SHAREHOLDERS SINCE DECEMBER 2017 1 Only passive investors have increased their investment in Exelixis Actively Managed Passive / Quant All of the actively managed funds that were among Exelixis ’ top 20 shareholders at the end of 2017 have reduced their position; five have exited their investment entirely 5 investors have exited entirely

INVESTOR PRESENTATION Exelixis ’ Underperformance is Due to Poor Decisions by the Board and Management

FARALLON | We Believe Exelixis ’ Underperformance and Low Valuation Have Known Causes 22 22 Inefficient and unfocused R&D ▪ Exelixis ’ R&D spending has increased significantly, but has not delivered strong returns ▪ Exelixis ’ pipeline appears unfocused, without a clear theme or unifying principle Suboptimal capital allocation and an inefficient balance sheet ▪ The Company’s cash and securities position is excessive Inability to deliver on stated targets ▪ Exelixis has disappointed investors by failing to meet management’s long - term targets for cabozantinib Poorly designed compensation program ▪ CEO compensation has been increasing, despite poor performance ▪ The compensation program, which uses an excessive number of metrics, reflects a lack of focus Poor corporate culture ▪ Employees appear to be frustrated with the Company’s leadership and direction 1 2 3 5 4

FARALLON | R&D Spending has Increased Significantly but has Become Less Efficient 23 1. Source: FactSet and Company filings. ▪ Exelixis ’ most efficient use of capital occurred between 2017 and 2019, which led to highly profitable indication expansion in front - line metastatic renal cell carcinoma ▪ More recently, R&D expenses have risen dramatically, at a time when most peers are rationalizing their spend ▪ In our view, pipeline programs are currently wasteful as the Company tries to expand cabozantinib and develop/expand zanzalintinib – Expensive Phase 3 missteps to expand use of cabozantinib include CONTACT - 01, CONTACT - 03, COSMIC - 313 and - 312 – There are over 60 ongoing Phase 1/2 trials of cabo – With a large R&D budget for approval / expansion of zanzalintinib, Exelixis is likely following the same, wasteful playbook used for cabozantinib – Exelixis has numerous early - stage investments in immuno - oncology with limited data and no discernible theme $112 $182 $337 $548 $694 $895 $1,025 25% 21% 35% 55% 48% 56% 56% 0% 10% 20% 30% 40% 50% 60% $0 $200 $400 $600 $800 $1,000 $1,200 2017 2018 2019 2020 2021 2022 2023E Research & Development Expenses R&D/Revenue Research & Development Expenses ($M) 1 1

FARALLON | Exelixis ’ R&D Spend is Increasing as Peers are Showing Restraint… 24 1. Source: FactSet and Company filings. 2. Source: FactSet. Index data represents average of companies that have five years’ worth of data. 3. Source: Steven Aronowitz , Joachim Bleys , Edd Fleming, and Robert Hsiao, “Transforming biopharma R&D at scale,” McKinsey & Company, May 6, 2022. R&D Expenses as a Percentage of Revenue 1 48% 56% 56% 49% 47% 41% 2021 2022 2023E Exelixis Proxy Peers Annual R&D Expenses (Indexed to 100) 1,2 185 301 381 491 562 120 132 165 173 197 2018 2019 2020 2021 2022 2023E Exelixis Nasdaq Biotech Index 1 “[M]any companies are prioritizing R&D productivity improvement and pushing to get more out of every dollar invested in R&D.” 3 — McKinsey & Company

FARALLON | … And is Disproportionate to the Size and Value of the Company 25 1. Source: FactSet and company filings. “Proxy Peers” include ACADIA Pharmaceuticals, Alkermes, Alnylam Pharmaceuticals, BeiGene , BioMarin Pharmaceutical, Blueprint Medicines, Emergent BioSolutions, Horizon Therapeutics, Incyte, Ionis Pharmaceuticals, Jazz Pharmaceuticals, Natera , Neurocrine Biosciences, NovoCure , Sarepta Therapeutics, SAGE Therapeutics, Seagen , Ultragenyx and United Therapeutics. R&D Expenses as a Percentage of Year - End Market Cap 1 R&D Expenses per Employee ($ in thousands) 1 1 $729 $727 $682 $696 $413 $459 $175 $177 2021 2022 Exelixis Incyte Seagen BeiGene 12.0% 17.2% 9.0% 8.9% 5.1% 6.8% 4.3% 5.6% 2021 2022 Exelixis Incyte BeiGene Seagen Proxy Peer Median Proxy Peer Median 6.4% 7.0% $425 $374 Exelixis ’ R&D expenses appear excessive even relative to the Company’s own self - selected peers

1 The Company's FY 2023E $1 Billion+ R&D Guidance Shocked the Street

Exelixis' FY 2023 guidance indicates a significant step-up in R&D expenses at a time when most biotech companies are prioritizing efficiency and discipline

FY 2023 R&D Spend[1]



$1,025
+18%
$867
FY 2023 Street Consensus
FY 2023 Guidance

"While the top-line growth is welcome, [Exelixis'] heavy investments in Cabo, zanza and pipeline assets mean that **R&D spending will exceed $1 billion for the first time**."

— *E.F. Hutton, January 11, 2023*

"[W]e note R&D of ~$1,025mn (mid-point of guidance) is meaningfully above consensus of $867mn, pointing to the broadening pipeline..."

— *Barclays, January 9, 2023*

"We note the disconnect between FY23 R&D spending guidance and our/Consensus estimates reflects the advancement of multiple earlier-stage development programs – **but also is a bit surprising given FY22 R&D spend already included ~$125M in upfront payments** associated with multiple licensing transactions."

— *Stifel, January 8, 2023*

FARALLON | FOCUS EXEL

1. Source: FactSet and Company reports.

26

FARALLON | Exelixis ’ Development Track Record is Poor 27 Program in Development Favorable or Unfavorable Outcome Ph3 CONTACT - 01 (2L NSCLC) Failed to meet its OS primary endpoint Ph3 CONTACT - 03 Failed to meet its OS primary endpoint Ph1b COSMIC - 021 Cohort 6 (2L+ mCRPC ) Further cohort expansion yielded a deteriorating dataset Ph3 COSMIC - 312 (1L HCC) Failed to meet its OS primary endpoint Ph3 COSMIC - 313 (1L RCC) Ph3 data was underwhelming; while the PFS primary endpoint was met, regulatory submission has not commenced and there are concerns around tolerability Ph1 QUARTZ - 101 (XL102) No responses observed as of SABCS 2022 Ph1 JEWEL - 101 (XB002) No responses observed as of ENA 2022 1 Cabozantinib expansion programs in meaningful markets beyond renal cell carcinoma have failed, and the Company’s early - stage programs have not inflected

FARALLON | ▪ At ASCO 2020, Exelixis presented the results of a trial of cabozantinib in combination with atezolizumab to treat lung cancer for 30 patients. After 12.1 months it showed an Overall Response Rate (“ORR”) of 27% and a median Progression Free Survival (“mPFS”) of 4.2 months ▪ After the study enrolled 81 evaluable patients, the Company announced in June 2022 an ORR of 19%, with an mPFS of 4.5 months ▪ In December 2022, Exelixis announced that the drug combination failed to meet its primary endpoint in the large Phase 3 CONTACT - 01 study of 366 participants ▪ The Phase 3 CONTACT - 03 study, which was even larger, with 522 patients, has also failed ▪ Investors worry that mistakes such as CONTACT - 01 and CONTACT - 03 will be repeated as Exelixis explores ways to expand the uses of zanzalintinib – STELLAR - 303, a Phase 3 trial involving 600 subjects, was launched after a subgroup analysis from a small patient cohort The CONTACT - 01 and - 03 Experiences Illustrate Wasteful R&D Spending 28 We were not entirely surprised that the CONTACT - 01 study failed, given our view that there was limited fundamental evidence support for the late - stage study… [T]rial misses such as observed with CONTACT - 01 today provide a reminder to remain cautious when interpreting early - stage open - label oncology datasets with limited patient numbers.” Goldman Sachs, December 8, 2022 [Near - term pressure] should be relatively modest as much of the street had lower expectations of the CONTACT - 01 and CONTACT - 02… [W]e expect investors to continue asking questions in the new year on the company’s business development strategy of focusing on late pre - clinical and early stage assets, particularly as it has ~$2.1B in cash .” Morgan Stanley, December 8, 2022 The CONTACT - 01 study miss on its final overall survival primary endpoint comes as little surprise… Recall, the combination data presented at ASCO 2022 was overall lackluster ... It is not surprising the OS primary endpoint was not achieved...” RBC, December 8, 2022 …[T]his update is not a complete surprise and investor expectations for CONTACT - 01 were relatively low ...” Oppenheimer, December 11, 2022 1 We believe Exelixis has a troubling tendency to pursue expensive trials based on limited data sets and less than encouraging early results

1 Exelixis' Pipeline Strategy Appears Unfocused

- At a time when most biotech companies are prioritizing their spend and allocating resources to higher-probability investments, Exelixis is moving in the opposite direction
- The Company has vastly more active trials than most of its peers, and that gap has only grown wider in recent years, which reflects the Company's lack of focus in its R&D efforts
- There are a large number of discovery / pre-clinical projects in the broad, highly competitive, immuno-oncology area in which Exelixis' differentiation, expertise or competitive advantage is unclear
- The Company's range of partnerships with contract research groups and small biotechnology companies has no discernible theme

# of Products in Active Trials or Pre-Registration (Indexed to 100)[1,2]



1,114
100
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Exelixis
Nasdaq Biotech Index

# of Products in Active Trials or Pre-Registration (Indexed to 100)[1,3]



78
52
36
36
26
15
8
Close Peer Median: 31
EXEL
ALNY
INCY
SGEN
IONS
NBIX
BMRN

1. Source: FactSet. Data as of April 20, 2023.
2. Nasdaq Biotech Index data refers to weighted average based on company market value.
3. "Close Peers" include Alnylam Pharmaceuticals, BioMarin Pharmaceutical, Incyte, Ionis Pharmaceuticals, Neurocrine Biosciences and Seagen. Data uses trials as of FY 2022.

FARALLON | FOCUS EXEL
29

FARALLON | Exelixis’ Lack of Focus is Getting Worse 30 1. Source: FactSet and Company website. Partnership announcements are cumulative from CY 2018 to the end of CY 2022. 15 13 12 24 27 21 28 37 47 43 8 11 11 8 8 44 52 60 79 78 2018 2019 2020 2021 2022 Phase 1/Pre-Clinical Phase 2 Phase 3 Partnership announcements EXELIXIS CLINICAL TRIALS AND PARTNERSHIP ANNOUNCEMENTS 1 1 The Company’s “scattershot” strategy appears to have become more extreme as its cash hoard has grown

FARALLON | Exelixis’ R&D Efforts Appear to have Destroyed Value… 31 1. Source: FactSet and Company website. Partnership announcements are cumulative from CY 2018 to the end of CY 2022. ▪ Exelixis has spent over $2.6 billion on R&D over the last five years and has little to show for it ▪ In fact, the market has effectively penalized the Company for its R&D efforts at almost double the rate spent ▪ In our view, this represents not only wasted shareholder capital, but also wasted opportunity cost Exelixis Capital Allocation ($mm) FY 2018 - FY 2022 Additions to PP&E $167 Acquisitions & Divestitures - R&D 2,656 Change in Capital Employed 2,822 Enterprise Value at Dec. 31, 2017 8,616 Enterprise Value at Dec. 31, 2022 4,096 Change in Enterprise Value (4,521) Market Implied Return on Capital Employed (160%) Market Implied Return on Capital Employed (FY18 – FY22) 1 478% 273% 270% 93% (41%) (51%) (160%) Close Peer Median: 181% ALNY NBIX SGEN BMRN IONS INCY EXEL 1

FARALLON | $17.55 $33 Unaffected Stock Price Illustrative Fair Value … And the Market is Assuming that Trend Will Continue 32 1. Source: FactSet, Jefferies estimates and Farallon analysis. Model assumes cabo patent expires in 2030 and Exelixis offers a 1 0% price discount and maintains 75% market share; model also assumes rapid R&D tapering to 5% of revenue, reduction of SG&A following cabo patent expiry, 5% interest on balance sheet cash in 2023 and 2024, a 0% perpetual growth rate and a present value of terminal v alue of $474M. Unaffected stock price as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D. It is unusual for a biotech company with a pipeline to trade below its “mailbox” value, as Exelixis does, because investors typically assign a positive value to pipeline and R&D efforts FY 2023 FY 2024 FY 2025 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 FY 2032 FY 2033 FY 2034 FY 2035 Total Revenues $ 1,913 $ 1,968 $ 2,260 $ 2,250 $ 2,315 $ 2,396 $ 2,372 $ 1,912 $ 921 $ 711 $ 479 $ 272 $ 122 Gross Profit $ 1,838 $ 1,891 $ 2,172 $ 2,162 $ 2,224 $ 2,302 $ 2,279 $ 1,837 $ 885 $ 683 $ 460 $ 262 $ 117 R&D $ 153 $ 59 $ 45 $ 45 $ 23 $ 24 $ 24 $ 19 $ 9 $ 7 $ 5 $ 3 $ 1 SG&A $ 402 $ 394 $ 452 $ 450 $ 417 $ 431 $ 427 $ 287 $ 111 $ 71 $ 48 $ 27 $ 12 Operating Profit $ 1,214 $ 1,363 $ 1,602 $ 1,597 $ 1,717 $ 1,783 $ 1,763 $ 1,463 $ 695 $ 553 $ 353 $ 190 $ 61 Free Cash Flow $ 1,058 $ 1,132 $ 1,302 $ 1,338 $ 1,430 $ 1,481 $ 1,462 $ 1,267 $ 723 $ 511 $ 356 $ 212 $ 105 ILLUSTRATIVE FREE CASH FLOW ($M) ASSUMING MUCH LOWER R&D SPEND AND 2030 CABO PATENT EXPIRATION 1 Illustrative Value 1 +88% $1,058 $1,132 $1,302 $1,338 $1,430 $1,481 $1,462 $1,267 $723 $511 $356 $212 $105 FY 2023 FY 2024 FY 2025 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 FY 2032 FY 2033 FY 2034 FY 2035 1 The steep discount to the “mailbox” value of Exelixis suggests that investors expect the Company’s R&D efforts to continue to be negative contributors to value We believe Exelixis should develop a strategy and R&D spending budget that is more focused and transparent and that creates value in excess of the “mailbox” value

FARALLON | The Company’s Cash Position Has Been Increasing Steadily… 33 1. Source: FactSet. “Cash, Cash Equivalents, Restricted Cash Equivalents & Investments” refers to gross figure due to capital le ase s. $457 $852 $1,389 $1,539 $1,857 $2,068 5% 14% 26% 25% 32% 40% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $0 $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 2021 2022 Cash, Cash Equivalents, Restricted Cash Equivalents & Investments % of YE Market Cap CASH, CASH EQUIVALENTS, RESTRICTED CASH EQUIVALENTS & INVESTMENTS 1 2

2 …To a Level that Appears Excessive, Even After Share Repurchases

- The Company's cash and securities portfolio is significantly greater than its peers
- While we applaud Exelixis for avoiding large value-destructive M&A, we believe the Company's cash position is overly conservative
- An excessive cash balance like Exelixis' does not promote discipline; it facilitates risky R&D investments and ill-advised transactions that are not value-accretive
- Fortunately, Exelixis heeded our advice and announced a share repurchase program, as we strongly encouraged during our meeting in March
- However, even after the share repurchase is effectuated, we believe the Company's cash position will *still* be excessive relative to its peers
- We strongly believe Exelixis has the cash flow to support larger and more frequent distributions of cash to shareholders

Net Cash, Cash Equivalents, Restricted Cash Equivalents & Investments as a % of Market Value[1]



33%
26%
20%
13%
12%
5%
3%
Close Peer Median: 12%
EXEL
EXEL (Pro Forma)
INCY
IONS
NBIX
SGEN
BMRN

Net Cash, Cash Equivalents, Restricted Cash Equivalents & Investments as a % of Market Value[1]



49%
33%
33%
26%
20%
16%
16%
13%
12%
11%
8%
7%
6%
5%
4%
3%
Proxy Peer Median: 11%
SAGE
UTHR
EXEL
EXEL (Pro Forma)
INCY
BPMC
BGNE
IONS
NBIX
ACAD
ALKS
NTRA
NVCR
SGEN
SRPT
BMRN

1. Source: FactSet. Data as of March 17, 2023. "Proxy Peers" include ACADIA Pharmaceuticals, Alkermes, Alnylam Pharmaceuticals, BeiGene, BioMarin Pharmaceutical, Blueprint Medicines, Emergent BioSolutions, Horizon Therapeutics, Incyte, Ionis Pharmaceuticals, Jazz Pharmaceuticals, Natera, Neurocrine Biosciences, NovoCure, Sarepta Therapeutics, SAGE Therapeutics, Seagen, Ultragenyx and United Therapeutics. "Close Peers" include Alnylam Pharmaceuticals, BioMarin Pharmaceutical, Incyte, Ionis Pharmaceuticals, Neurocrine Biosciences and Seagen. Peer data refers to median. Companies with negative or de minimis net cash excluded from calculations.

FARALLON | FOCUS EXEL
34

3 Exelixis Seems Unlikely to Deliver on Its Stated Target for Cabo

- At the 2020 JP Morgan Conference, Exelixis laid out a path to reaching $4 billion in net product revenue from Cabo by 2025
- The market reacted positively to what investors interpreted as long-term guidance, with the stock up over 8% that week
- However, management has been walking back this target, attempting to reframe the $4 billion figure as "aspirational"[2] and evading questioning on how the target would be achieved[3]
- Cabo only recently achieved a run rate of $2 billion in annual sales, and the $4 billion target seems increasingly unlikely
- Analysts are expecting just $2.3 billion in total sales in FY 2025



FY 2025E Revenue ($B)[1]
$4.0
(41%)
$2.3
Exelixis January 2020 Target
Analyst Consensus

> **We continue to invest in a multi-product oncology portfolio with the potential to lead to annual U.S. net product revenues approaching $4 billion by 2025."[4]** — *Exelixis Press Release*

1. Source: FactSet and 2020 JP Morgan Conference presentation. Current analyst consensus as of March 17, 2023.
2. William Blair Growth Conference, June 9, 2020 ("So we put kind of that aspirational view of what success could look like out in January.").
3. Credit Suisse Healthcare Conference, November 10, 2020 ("Q: ...[H]ow do you get to that $4 billion-plus run rate by 2025?... A: So we went into great detail on the math. In fact, there is a slide in our deck and that kind of went through indication by indication, line by line, et cetera. I won't try to recapitulate that.").
4. Exelixis Press Release, January 13, 2020.

FARALLON | FOCUS EXEL

35

FARALLON | CEO Compensation Is Not Aligned with Performance 36 4 Total CEO Compensation 1 Market Cap Percentile & CEO Pay Percentile vs. Proxy Peers 1 1. Source: FactSet, Bloomberg and Company filings. Data as of April 30, 2022. Peer data refers to median. $5.1 $8.5 $16.9 $8.2 Exelixis Proxy Peers 2018 2022 71% 6% 37% 73% 2018 2022 2018 2022 Market Cap Percentile CEO Pay Percentile Dr. Morrissey’s compensation has increased dramatically over the last five years, despite the fact that Exelixis ’ market capitalization relative to its peers is smaller today than it was in 2018

FARALLON | CEO Compensation is Not Aligned with Performance (Continued) 37 4 Annual Incentive Award 1 Long - Term Incentive Award 1 55% 60% 37% 120% 115% 100% 2020 2021 2022 Annual TSR Percentile % of Target Bonus Awarded 22% 29% 35% 100% 200% 100% 2018-2020 2019-2021 2020-2022 Three-Year TSR Percentile % of PSUs Vesting 1. Source: FactSet, Bloomberg and Company filings. Data as of April 30, 2022. Peer data refers to median. Dr. Morrissey’s annual and long - term incentive awards have historically been paid out at or above target, despite delivering mediocre returns for shareholders

4 The Company's Compensation Program Reflects its Lack of Focus

> **"A good rule of thumb… is to aim for three to five [performance metrics], because… more than five can create confusion about where the organization should focus."** [2]
>
> — *Harvard Business Review*

- **<u>There are 14 different metrics</u>** in the Company's annual incentive plan
  - Some of these metrics – progress on the construction of buildings, for example – have little connection to the Company's core business and are largely beyond the control of the executive team
  - Other metrics – increasing headcount, for example – do not incentivize behavior that will create value, in our view
- We are particularly concerned by the metric that targets the completion of three transactions, with no apparent regard for whether those transactions produce returns
- The compensation program needs to be simplified (e.g., R&D budget efficiency and TSR) to address what really impacts performance and what drives shareholder returns

Target Metrics in 2022 Annual Incentive Plan[1]

- Advance five compounds from lead optimization decision to Development Candidate (DC) status
- Advance four projects to lead optimization decision
- Complete five transactions for oncology assets or platform technologies
- Achieve top-line results from and complete trial enrollment in ongoing studies; present data from ongoing studies; report final OS data from COSMIC-312 in first half of 2022; submit a supplemental new drug application based on results from COSMIC-312; start 10 studies for cabozantinib program through the National Cancer Institute's Cancer Therapy Evaluation Program (CTEP) or the investigator-sponsored trial (IST) program; submit two non-labeled indications to National Comprehensive Cancer Network (NCCN)
- Report clinical updates from multiple phase 1b trials and expand into new tumor types and combination therapies; initiate global phase 3 pivotal trial in first half of 2022; initiate one additional phase 3 pivotal trial
- Expand development of XB002 broadly across tumor types; present initial data from phase 1 study of XB002; initiate cohort expansion of ongoing phase 1 study of XL102 and present initial data from such study; initiate dosing in phase 1 trial of XL114 in first half of 2022
- Plan for and initiate IND-enabling toxicology studies for 2023 INDs; continue to support dose selection, clinical pharmacology, translational science and toxicology for cabozantinib, zanzalintinib, XB002, XL102 and XL114
- Increase full-time employees (FTEs) by 30% across Development and Medical Affairs functions; establish "EXEL EAST" office and hire top tier talent at both locations and integrate staff into development teams; improve efficiency, scalability and governance by implementing a core project/product team with multiple sub-team structure in first half of 2022
- Meet cabozantinib franchise net product revenues target
- Progress launch preparations and execute launch readiness reviews for CABOMETYX in 1L HCC, 1L RCC, and non-small cell lung cancer (NSCLC)
- Achieve year-end headcount of 1,154 (+200) FTEs
- Continue high-impact digital transformation and information technology initiatives to accelerate the adoption of digital technology
- Effectively prosecute and assert the cabozantinib patent estate through and beyond the May 2022 bench trial against MSN Laboratories Private Ltd. (MSN)
- Achieve substantial completion of construction of Building 1951 and complete move-in in first half of 2022; develop and implement plans for further lab expansion on/near the Alameda campus; sign lease for temporary space for EXEL EAST in first quarter of 2022; identify permanent site and initiate construction planning for each of EXEL EAST and Discovery Midwest/East in first half of 2022

We believe the lack of focus in Exelixis' annual incentive plan is emblematic of the Company's broader lack of strategy and direction

FARALLON | FOCUS EXEL

1. Source: Exelixis Definitive Proxy Statement, filed with the SEC on May 1, 2023.
2. Source: Radhakrishnan Gopalan, John Horn, and Todd Milbourn, "Comp Targets That Work," *Harvard Business Review*, 2017.

38

FARALLON | Exelixis has Delivered More Value for Insiders than for Shareholders 39 CUMULATIVE COMPENSATION PAID TO DIRECTORS & EXECUTIVES VS. VALUE CREATED FOR SHAREHOLDERS 1 1. Source: FactSet, Bloomberg and Company filings. Value created defined as the change in Exelixis ’ stock price during each year multiplied by the share count at the beginning of each year, cumulated. Director and executive co mpensation as disclosed in the Company’s proxy statements. 4 $130M $321M ($600M) ($400M) ($200M) $0M $200M $400M $600M $800M 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Value Created for Shareholders Compensation Paid to Directors and Executives During its 23 years as a public company, Exelixis has created approximately $130 million in value for shareholders while distributing over $300 million in compensation to its directors and executives

5 Exelixis' Company Culture Appears to Be Suboptimal

Exelixis' universally poor Glassdoor ratings appear to indicate that its employee base is unhappy with the Company's leadership and direction, and we are concerned that the Company may have difficulty attracting and retaining talent

Overall Glassdoor Rating[1]


Proxy Peer Median: 3.8
3.0
HZNP
SRPT
BMRN
INCY
NBIX
SGEN
RARE
UTHR
SAGE
ALKS
ALNY
BPMC
IONS
JAZZ
ACAD
NVCR
BGNE
EBS
NTRA
EXEL

Recommend to a Friend[1]


Proxy Peer Median: 74%
42%
HZNP
SRPT
NBIX
SGEN
BMRN
BPMC
ALKS
INCY
SAGE
RARE
IONS
ALNY
UTHR
JAZZ
NVCR
ACAD
NTRA
EBS
BGNE
EXEL

Approve of CEO[1]


Proxy Peer Median: 84%
43%
NBIX
BPMC
BMRN
HZNP
SRPT
RARE
SAGE
UTHR
ALKS
SGEN
BGNE
JAZZ
ALNY
INCY
NTRA
NVCR
EBS
EXEL
ACAD

FARALLON | FOCUS EXEL

1. Source: Glassdoor. Data as of April 20, 2023

40

5 Employees are Seemingly Frustrated by Leadership

"Management with no plan on business operations has recently fired key contributors… People are miserable and it shows in every meeting and interaction."[1]

– Former Director, November 30, 2022

"The science and innovation is subpar at best with Exelixis relying heavily on its one hit wonder drug."[1]

– Anonymous Former Employee, May 3, 2022

"No one is happy here... Too bad the company has [gotten] this low of a reputation. I'm glad I'm out…"[1]

– Former IT Support, February 23, 2022

"Reputation has suffered which has contributed to high turnover and overworking [employees]."[1]

– Anonymous Employee, October 21, 2022

glassdoor

"Majority of senior management has been at Exelixis for years and are very dominating… Younger people with intermediate level of experience will have a very hard time having their voices being heard."[1]

– Anonymous Former Employee, February 17, 2022

"As soon as I started working at Exelixis, I was asked strange personal questions by the head of department and senior managers, such as whether I am a wife or had children… We shouldn't have to share our private lives with our managers."[1]

– Former Associate Director, August 28, 2022

"Where do I start?! Your performance/merit is based on how long you stay at work, not the quality of your work. This explains the lack of targets within the pipeline and foreshadows the impending doom of the company."[1]

– Anonymous Former Employee, January 31, 2022

1. Source: Glassdoor.

FARALLON | FOCUS EXEL

41

INVESTOR PRESENTATION Further Board Refreshment is Necessary to Drive Change

We Believe Exelixis' Board Remains Stale

- The Exelixis Board currently has the tenth-highest average tenure in the entire Nasdaq Biotechnology Index (N = 273) and one of the highest among the Company's peers
- The Board's long tenure is inconsistent with governance best practices and the policies and perspectives of many of the Company's shareholders and proxy advisory firms
- In our experience, Exelixis' Board tenure is particularly high by biotechnology industry standards

Average Director Tenure (in Years)[1,2]



14.7
10.0
Proxy Peer Median: 8.8
NBIX
IONS
UTHR
EXEL (Current)
EBS
NTRA
EXEL (Pro Forma)
BMRN
JAZZ
HZNP
SGEN
NVCR
ACAD
ALKS
SAGE
BGNE
INCY
BPMC
ALNY
RARE
SRPT

Director Tenure (in Years)[1]



28.3
21.9
19.1
18.6
18.2
16.1
12.7
6.5
4.9
1.2
One Std. Dev. from Proxy Peer Median: 12.3
Papadopoulos
Marchesi*
Wyszomierski
Poste
Garber
Feldbaum*
Morrissey
Smith
Freire
Wright

1. Source: FactSet. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with the SEC.
2. Pro forma data assumes all three of Farallon's candidates are elected at the 2023 Annual Meeting.

* Not standing for reelection at the 2023 Annual Meeting.

FARALLON | FOCUS EXEL

43

Board Leadership is Concentrated Among the Longest-Tenured Directors

Leadership of critical committees is monopolized by the Board's longest-serving directors



TENURE OF BOARD LEADERSHIP (IN YEARS)[1]
28.3
19.1
18.6
18.2
16.1
6.5
Board Chair
Audit Committee Chair
R&D Committee Chair
Nom/Gov Committee Chair
Risk Committee Chair
Compensation Committee Chair

FARALLON | FOCUS EXEL

1. Source: FactSet and Company filings. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with the SEC.

44

FARALLON | Exelixis ’ Directors Have Not Driven Value for Shareholders 45 1. Source: Bloomberg. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with the SEC. * Not standing for reelection at the 2023 Annual Meeting. vs. Proxy Peers vs. Close Peers vs. Nasdaq Composite vs. S&P 400 vs. Nasdaq Biotech Index Carl Feldbaum * Director Since 2007 (10%) (10%) (8%) (5%) (8%) Maria Freire Director Since 2018 (8%) (8%) (16%) (11%) (9%) Alan Garber Director Since 2005 (9%) (10%) (7%) (5%) (6%) Vincent Marchesi* Director Since 2001 (5%) (6%) (8%) (7%) (6%) Michael Morrissey Director Since 2010 (5%) (5%) (1%) 2% (0%) Stelios Papadopoulos Director Since 1994 (3%) (4%) (4%) (7%) (5%) George Poste Director Since 2004 (9%) (11%) (7%) (5%) (6%) Julie Anne Smith Director Since 2016 (4%) (2%) (11%) (6%) (2%) Jacqueline Wright Director Since 2021 (5%) (9%) 18% 9% 11% Jack Wyszomierski Director Since 2004 (7%) (8%) (7%) (5%) (6%) EXELIXIS RELATIVE ANNUALIZED TOTAL SHAREHOLDER RETURN DURING TENURE 1

FARALLON | Insiders Have Been Aggressively Selling Shares 46 ▪ While Exelixis’ management promotes the success of cabozantinib and the promising pipeline of new drugs, the Board and CEO have been selling stock ▪ There is a clear inconsistency between the story that management is telling shareholders and the significant amount of stock that the Board and CEO are selling ▪ This inconsistency adds to investor concerns about the potential of zanzalintinib and the numerous projects in the pipeline Cumulative Value of Shares Purchased/Sold by Directors ($M) 1 Percentage of Exelixis Holdings Sold During Tenure 1 1. Source: FactSet and Boardroom Alpha. * Not standing for reelection at the 2023 Annual Meeting. $0 $0 $0 $4 $37 $57 $81 $95 $100 $104 $105 $0 $0 $1 $1 $1 $1 $1 $1 $1 $1 $1 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Value of Sales Value of Purchases 95% 90% 81% 58% 56% 26% 25% 12% Feldbaum* Garber Marchesi* Morrissey Poste Papadopoulos Wyszomierski Freire

FARALLON | We Believe Insider Sales Reflect a Lack of Optimism and Alignment 47 Director Stock Ownership ($M) 1 Executive Stock Ownership ($M) 1,2 $115.5 $82.5 Value of Stock Sold Value of Stock Currently Owned $5.81 $15.29 $22.85 $20.72 $21.54 $22.29 $22.34 $19.90 $17.67 Current Average Analyst Price Target: $24.81 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Average Price of Shares Sold 1 1. Source: FactSet. Data as of April 25, 2023. Data includes Lance Willsey , who resigned on May 7, 2023. 2. Source: FactSet. Data as of April 25, 2023. Executives include Michael Morrissey, Vicki Goodman, Dana Aftab, Christopher Senn er, P.J. Haley, Jeffrey Hessekiel and Peter Lamb. $124.7 $74.9 Value of Stock Sold Value of Stock Currently Owned Both the Board and management have divested a significant amount of their holdings, and many of the directors no longer have a substantial financial investment in the Company

INVESTOR PRESENTATION Farallon’s Proposal for Change

FARALLON | Farallon’s Proposal for Change Could Unlock Substantial Value 49 Refocus R&D spending ▪ Avoid the mistakes made with cabozantinib, in which the Company conducted w asteful trials to expand indications based on small data sets and unpromising results ▪ Restrict zanzalintinib development to high probability of success indications in which there is clear differentiation from standard of care ▪ Focus pipeline development on niche antibody - drug conjugates (“ADCs”) Develop a comprehensive capital allocation strategy ▪ “Raise the bar” on R&D expenditures to avoid expensive trials with low probability of success ▪ Maintain a large share repurchase program to return excess capital to shareholders ▪ Establish a Board committee to focus on strategy and capital allocation Refresh the Board and enhance alignment with shareholders ▪ Refresh the Board to bring new and diverse perspectives into the Boardroom while lowering the average age and tenure of the directors ▪ Establish a one - year moratorium on open market stock sales by all directors and officers ▪ Enhance non - employee director stock ownership guidelines by eliminating unexercised options from the calculation of beneficial ownership and requiring higher stock ownership levels Improve investor relations and disclosure ▪ Develop and clearly articulate the Company’s new / improved strategy and provide a roadmap for near - and long - term capital allocation and development priorities ▪ Discuss programs in scientific detail to provide a better understanding of asset differentiation 1 2 3 4

FARALLON | Refocus R&D Spending Gate spending on zanzalintinib to only those applications with an exceptionally clear advantage over the current standard of care ▪ Ensure that Phase 1 data are adequate and meaningfully differentiated from competition prior to initiating further trials 50 1 Integrate lessons from prior Phase 3 trials into current development plans and communicate with the Street ▪ Avoid launching Phase 3 trials based on limited and unencouraging data Wind down expenditures on a broad range of immuno - oncology projects that appear unlikely to produce compelling results Focus on one pipeline modality that optimizes the Company’s expertise: ADCs ▪ XB002 ADC or TF - directed ADCs with alternative warheads ▪ Other ADCs, based on data

1 Other Peers Provide a Blueprint for Exelixis to Follow

Exelixis has not disclosed any differentiated antibody drug conjugate and/or bispecific antibody strategies despite multiple adjacent collaborations

- The Company's immuno-oncology bispecific projects appear particularly unfocused given the range of opportunities being explored and lack of clinical support for disclosed targets

Zanzalintinib likely has a role in specific tumor types, but learnings from cabozantinib and efficacy differentiation must be communicated prior to embarking on costly Phase 3 trials

- We believe the Company should only develop zanzalintinib in high probability of success tumor indications

Focusing on a singular therapeutic modality with clear strategic vision has led to substantial value creation for peer companies

Company	Number of U.S. Commercialized NMEs	Current Number of Trials	Number of Indications	Number of Modalities	Primary Modality	EV/NTM Revenue	1-Year TSR	3-Year TSR	5-Year TSR
Seagen	4	38	13	1	ADCs	12.2x	28%	39%	192%
Alnylam Pharmaceuticals	6	14	14	1	RNAi	16.5x	14%	80%	28%
Exelixis	**2**	**78**	**27**	**3**	**Kinase inhibitors Antibody / peptide-drug conjugates Immuno-oncology antibodies / bispecifics**	**2.5x**	(15%)	19%	(29%)

FARALLON | FOCUS EXEL

Source: Financial data from FactSet; pipeline data from company websites and clinicaltrials.gov. TSR and valuation data for Alnylam and Exelixis as of March 17, 2023. TSR and valuation data for Seagen as of February 24, 2023, the last trading day before rumors of Pfizer's potential acquisition of Seagen surfaced.

51

FARALLON | We Believe a More Efficient EXEL Could Be Worth at Least $40 per Share… 1. Source: FactSet, Jefferies estimates and Farallon analysis. Model assumes cabo patent expires in 2030 and Exelixis offers a 1 0% price discount and maintains 75% market share; model also assumes that R&D spend is reduced to approximately 21% of revenue; modest contributions from XL092 and XB002 sales beginning in 2026 and 2028, respectively; a 2.0 % p erpetual growth rate; and a present value of terminal value of $4,158M. Unaffected stock price as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D. 2. Represents the difference between this scenario and the base case no - R&D “mailbox” scenario referenced on page 32. FY 2023 FY 2024 FY 2025 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 FY 2032 FY 2033 FY 2034 FY 2035 Total Revenues $ 1,913 $ 1,968 $ 2,260 $ 2,285 $ 2,429 $ 2,607 $ 2,742 $ 2,415 $ 1,596 $ 1,560 $ 1,520 $ 1,466 $ 1,412 Gross Profit $ 1,838 $ 1,891 $ 2,172 $ 2,196 $ 2,334 $ 2,505 $ 2,634 $ 2,321 $ 1,534 $ 1,499 $ 1,461 $ 1,409 $ 1,357 Base Case R&D $ 153 $ 59 $ 45 $ 45 $ 23 $ 21 $ 20 $ 19 $ 9 $ 7 $ 5 $ 3 $ 1 Incremental R&D 2 $ 325 $ 354 $ 429 $ 435 $ 487 $ 526 $ 556 $ 488 $ 326 $ 320 $ 314 $ 305 $ 295 Total R&D $ 478 $ 413 $ 475 $ 480 $ 510 $ 548 $ 576 $ 507 $ 335 $ 328 $ 319 $ 308 $ 297 SG&A $ 402 $ 394 $ 452 $ 457 $ 437 $ 469 $ 494 $ 362 $ 239 $ 234 $ 228 $ 220 $ 212 Operating Profit $ 889 $ 1,009 $ 1,173 $ 1,189 $ 1,319 $ 1,424 $ 1,499 $ 1,384 $ 889 $ 885 $ 860 $ 839 $ 806 Free Cash Flow $ 798 $ 849 $ 959 $ 1,008 $ 1,104 $ 1,186 $ 1,234 $ 1,188 $ 860 $ 758 $ 739 $ 713 $ 679 ILLUSTRATIVE FCF ($M) ASSUMING REDUCED R&D SPEND AND CONTRIBUTION FROM XL092 & XB002/ALTERNATIVE ADC 1 Illustrative per Share Value 1 +53% +138% 1 52 $798 $849 $959 $1,008 $1,104 $1,186 $1,234 $1,188 $860 $758 $739 $713 $679 FY 2023 FY 2024 FY 2025 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 FY 2032 FY 2033 FY 2034 FY 2035 $17.55 $27 $27 $15   $42 Unaffected Stock Price Reduced R&D w/o Pipeline Value Reduced R&D + Contribution from XL092 & XB002 With modest changes – e.g., resetting R&D spend to pre - 2018 levels – we believe Exelixis could be worth at least $27 per share ▪ We believe this estimate is very conservative, as it assigns no value to the Company’s pipeline Assuming modest contribution from zanzalintinib and XB002 (or alternative ADC), we believe Exelixis could be worth over $40 per share This estimate does not account for our other proposed initiatives, like additional share repurchases (which would enhance the DCF value) and governance and compensation enhancements (which could drive incremental value

FARALLON | …And Other Commentators Agree 1 53 An area of particular interest amongst investors has been the company’s R&D expenses, which has grown significantly in recent years (from ~$90M in 2016 when Cabometyx was approved in second - line kidney cancer… to guidance of nearly $1B in 2023. Excluding credit for additional pipeline programs, we believe that EXEL shares could be worth >$30/ sh with reduced R&D expenses. From the pipeline, with just zanzalintinib approved in the same indications as Cabometyx , we believe shares could be worth >$40/sh. ” 1 1. Source: Morgan Stanley Research Report, April 28, 2023.

FARALLON | Develop a Comprehensive Capital Allocation Strategy 54 2 We are pleased that Exelixis recently announced a share repurchase program in response to our suggestion, but we believe the current authorization does not go far enough ▪ We believe Exelixis should increase its share repurchase authorization and announce a commitment to regular repurchases going forward ▪ In our view, such a program would increase balance sheet efficiency, promote discipline and drive value for shareholders We believe Exelixis should continue with a reduced, more focused R&D program ▪ Optimize zanzalintinib return by focusing on data - driven applications (i.e., renal, liver) ▪ Focus on attractive, niche ADCs where data and the competitive environment are encouraging (i.e., XB002 or TF - directed ADCs with alternative warheads) ▪ Unwind investments in immuno - oncology projects with a low probability of success We believe the Company should establish a Board committee to focus on R&D strategy and capital allocation ▪ Add new Board members to the Committee to ensure fresh, objective perspectives

FARALLON | Refresh the Board and Enhance Alignment with Shareholders 55 3 We believe Exelixis should engage in active Board refreshment with the assistance of a respected independent search firm ▪ Seek diverse perspectives and experienced leaders to challenge the status quo ▪ The addition of Farallon’s candidates is a good start, but Exelixis should commit to substantial additional refreshment In our view, the Company should, implement a one - year moratorium on stock sales for directors and officers and a mandatory holding requirement for new equity awards to realign incentives We believe Exelixis should enhance non - employee director stock ownership guidelines by eliminating unexercised stock options from the calculation of beneficial ownership and requiring higher stock ownership levels

(3) Farallon's Nominees Bring Relevant Experience

	Biography	Relevant Expertise
 **Tom Heyman**	▪ Interim, part-time CEO of Interlaken Therapeutics ▪ President of Johnson & Johnson Development Corp., the corporate venture capital group of Johnson & Johnson (2015 – 2019) ▪ Global Head of Business Development of Janssen Global Services (1992 – 2015) ▪ Director at Xilio Therapeutics, Invivyd, OptiNose, Legend Biotech and Akero Therapeutics[1]	▪ Led J&J's venture capital group, which **managed approximately $1.5 billion in capital and oversaw investments in over 100 companies** ▪ Led Janssen's business development efforts, where he was **responsible for the sourcing and execution of hundreds of licensing and M&A transactions**
 **Dave Johnson**	▪ Co-Founder and Partner of Caligan Partners (2017 – Present) ▪ Managing Director at Carlyle Group (2010 – 2017) ▪ Vice President at Morgan Stanley (2004 – 2010) ▪ Director at Liquidia; former director at AMAG Pharmaceuticals	▪ **Experienced life sciences company director and/or investor** at AMAG Pharmaceuticals, Alimera Sciences, Standard Biotools, Liquidia, Morphosys and others ▪ **Oversaw in partnership with management a streamlining and repositioning of AMAG** prior to its acquisition by Covis Group for ~$650 million
 **Bob Oliver**	▪ CEO of Otsuka America Pharmaceutical (2016 – 2017); also served as President and COO (2014 – 2016) ▪ Various senior roles at Wyeth Pharmaceuticals, most recently as Vice President & Global Business Manager for Oncology ▪ Former director at Immunomedics	▪ **Built Otsuka America's commercial capabilities** and developed ABILIFY into the number-one selling pharmaceutical in the U.S. during his tenure; managed $6 billion P&L with alliance partner BMS ▪ **Led Wyeth's sales and business operations** efforts in the U.S. ▪ Has **served on several public and private boards** and as an advisor to multiple biotech CEOs

1. Mr. Heyman has committed to resign from at least one of these boards in the event he is elected to the Exelixis Board.

FARALLON | FOCUS EXEL 56

FARALLON | Re - examine Executive Compensation Structure 57 3 We believe Exelixis should focus the annual incentive plan on a more limited number of targeted performance metrics that align with a more focused strategy and long - term shareholder interests ▪ The annual incentive plan currently uses metrics like the “completion of transactions” (without any return hurdles), “contributions to due diligence” (whatever that means) and “completion of building construction” - These metrics are nebulous and left to the discretion of the Compensation Committee, disconnected from shareholder value, largely beyond the control of management, or all of the above; accordingly, they have limited value as incentive tools ▪ The annual incentive plan should use a reduced number of clear, objective metrics that are directly correlated with long - term value creation, like R&D efficiency and operating margin relative to peers We believe Exelixis should restructure the long - term incentive program to focus more on incentivizing performance rather than retention ▪ Exelixis has many deficiencies, in our view, but executive retention is seemingly not one of them; the average tenure of the Company’s executives is approximately 14 years ▪ The Company should increase the proportion of PSUs vs. RSUs in the long - term incentive plan ▪ Those PSUs should vest only if the Company’s three - year TSR relative to the Nasdaq Biotech Index is at or above the median

FARALLON | Improve Investor Relations and Engage with Investors and Analysts 58 4 We believe Exelixis should provide a clear roadmap for the Company’s strategy The description of the strategy should be sufficiently detailed, with clear goals and KPIs to create a compelling investment narrative and accountability ▪ Broad statements such as, “Our job is to raise the standard of care for patients” without strategic support are unhelpful, in our view ▪ Instead, Exelixis could, for example, discuss the specific advantages of XB002 and the ADC opportunity set, and lay out a roadmap for why the molecule will beat current standard of care and emerging competition Exelixis should engage with sell - side analysts to help advance the Company’s strategy and narrative, particularly on fundamental, deep - dive analyses

INVESTOR PRESENTATION Conclusion

FARALLON | We Believe More Change is Required 60 We believe the Board’s “accelerated refreshment” – which it initiated only after our nominations – does not go far enough ▪ The Board had many years to refresh its composition and replace long - tenured directors and did not do so prior to our involvement ▪ Even with the addition of all three of our nominees, the Board still has several older, long - tenured legacy directors – five of whom have been on the Board for more than 12 years ▪ Several of these directors have been selling their shares; they lack confidence in the business and alignment with other shareholders We have been engaging with Exelixis for five years ▪ We have repeatedly highlighted the need for a more focused R&D program and significant Board refreshment, neither of which the Company has acted on, in our view ▪ The Company appears unwilling to accept the fact that its R&D efforts have not created value ▪ Meanwhile, the Company’s stock price has languished, and shareholders have suffered We believe further change is required ▪ Without a commitment to genuine change in capital allocation, the Board needs further refreshment, in our view Shareholders must send an unequivocal message that the status quo is not a viable path forward

FARALLON | Shareholders Should Support Farallon’s Nominees to Drive Meaningful Change 61 We Believe Exelixis Has Underperformed; Meaningful Change Is Needed Shareholders Should Vote for Change by Supporting Our Candidates ▪ Despite its advantages, Exelixis has underperformed for many years — Exelixis has created little value over the near - and long - term, and the Company remains deeply undervalued relative to peers ▪ The Board has had more than enough time to address the Company’s underperformance and, in our view, has failed — Five of the directors standing for election this year have been on the Board for over a decade — The Board has been slow to act: slow to refresh itself, slow to return capital to shareholders and slow to develop a coherent strategy — Shareholders should not be fooled: Exelixis ’ recent Board “refreshment,” begrudging acceptance of Farallon’s candidates and modest share repurchase occurred only because Farallon forced these issues to the fore — Meanwhile, several directors have been aggressively selling shares; they do not appear to share our optimism that things will improve ▪ We believe significant value can be unlocked at Exelixis — In our view, the Company should focus its R&D efforts on high - probability - of - success indications and develop a clear capital allocation strategy — With modest changes, we believe a more efficient Exelixis could be worth at least $40 per share ▪ It is critical that shareholders support our candidates and provide them a mandate to advocate for change

FARALLON | Please Vote the WHITE Card to Support Meaningful Change at Exelixis 62 Brokers and Banks: (212) 929 - 5500 All Others Call Toll - Free: (800) 322 - 2885 Email: proxy @mackenziepartners.com Vote the WHITE proxy card We urge you to support change at Exelixis by voting the WHITE universal proxy card FOR the election of our candidates, Tom Heyman, Dave Johnson and Bob Oliver

INVESTOR PRESENTATION APPENDIX Nominee Biographies

FARALLON | Nominee Biographies 64 Nominee Current & Past Affiliations Experience Tom Heyman Former President Johnson & Johnson Innovation + Interim, part - time CEO of Interlaken Therapeutics, a development - stage biotechnology company focused on rare diseases + Former President of Johnson & Johnson Development Corporation, the venture capital group within J&J, where he led a team of 12 investors that managed approximately $1.5 billion in capital and invested in dozens of companies each year + Previously served as Global Head of Business Development for Johnson & Johnson’s Janssen affiliate in Belgium from 1992 to 2015 + Received his Master of Law from the K.U. Leuven in Belgium + Currently serves on the boards of Xilio Therapeutics, Invivyd , OptiNose , Legend Biotech and Akero Therapeutics (N.B. Mr. Heyman has committed to resign from at least one of these boards in the event he is elected to the Exelixis Board)

FARALLON | Nominee Biographies (Continued) 65 Nominee Current & Past Affiliations Experience Dave Johnson Managing Partner Caligan Partners LP + Partner and Co - Founder of Caligan Partners, an investment firm focused on small - and mid - cap life sciences companies + Previously served as Managing Director at The Carlyle Group, a global private equity, alternative asset management and financial services company, where he was involved in many of the firm’s strategic initiatives and sat on five investment committees + Prior to joining Carlyle Group, Mr. Johnson spent six years at Morgan Stanley, most recently as a Vice President in the Principal Investments group + Received his A.B. and S.M., both in Applied Mathematics, from Harvard College + Currently serves on the board of Liquidia Corporation; previously served on the Board of AMAG Pharmaceuticals

FARALLON | Nominee Biographies (Continued) 66 Nominee Current & Past Affiliations Experience Bob Oliver Former President & CEO Otsuka America + Most recently served as President and CEO of Otsuka America Pharmaceutical, where he was responsible for overseeing the company’s oncology, neuroscience, cardiovascular and medical device product portfolio + Previously spent five years at Wyeth Pharmaceuticals from 2005 to 2010, most recently as Senior Vice President of Commercial Operations + Began his career at Johnson & Johnson, where he served in a variety of roles of increasing responsibility for 16 years + Currently serves on the boards of Hyalo Technologies, Medison Canada and Neurotez ; previously served on the Board of Immunomedics + Received his Bachelor’s degree from Rutgers University and his M.B.A. from St. Joseph’s University

INVESTOR PRESENTATION APPENDIX Exelixis Products and Pipeline

Overview of Exelixis' Products and Pipeline

	Product / Candidate	Primary Modality	Indications	Status
Marketed Products	**CABOMETYX®** (cabozantinib)	Kinase inhibitor	Renal cell carcinoma Hepatocellular carcinoma Differentiated thyroid cancer	Approved for use in the U.S., E.U. and Japan
	COMETRIQ® (cabozantinib)	Kinase inhibitor	Medullary thyroid cancer	Approved for use in the U.S. and E.U.
Pipeline Development Program	**Zanzalintinib** (XL092)	Kinase inhibitor	Advanced or metastatic solid tumors	Phase 1b trials ongoing (STELLAR-001 and -002)
			Colorectal cancer	Phase 3 trial ongoing (STELLAR-303)
			Non-clear cell renal cell carcinoma	Phase 3 trial ongoing (STELLAR-304)
	XB002	Antibody-drug conjugate	Advanced solid tumors	Phase 1 trial ongoing (JEWEL-101)
	XL102	Kinase inhibitor	Advanced metastatic or solid tumors	Phase 1 trial planned (QUARTZ-101)
	XB010	Antibody-drug conjugate	Multiple tumor types	Preclinical
	XB014	Bispecific antibody	Multiple tumor types	Preclinical
	XB628	Bispecific antibody	Multiple tumor types	Preclinical
	ADU-1805	Monoclonal antibody	Multiple tumor types	IND filing cleared
	CBX-12	Peptide-drug conjugate	Advanced or metastatic refractory solid tumors	Phase 1/2 trial ongoing

FARALLON | FOCUS EXEL Source: Company filings. 68

FARALLON | Overview of Exelixis ’ Cabozantinib Extension Pipeline 69 Source: Company website. Therapeutic Area Phase 1 Trials Phase 2 Trials Phase 3 Trials Genitourinary Cancers 7 10 4 Gastrointestinal Cancers 4 8 1 Thyroid Cancer 1 1 - Lung Cancer 2 3 1 Gynecologic Cancers 1 1 - Neuroendocrine Tumors & Carcinoid - 4 1 Adrenocortical Carcinoma - 2 - Sarcoma - 6 - Neurofibroma - 1 - Gastroesophageal Cancer 2 - - Head and Neck Cancer 2 1 - Melanoma - 2 - Pediatric Cancer 1 4 - Total 20 43 7

INVESTOR PRESENTATION APPENDIX Relative TSR

FARALLON | Exelixis Has Underperformed Peers and Indices Over Most Time Periods 71 Relative TSR 1 1 - Year 3 - Year 5 - Year 15 - Year 20 - Year Since IPO vs. Close Peers (17%) (9%) (36%) (371%) (820%) (134%) vs. Proxy Peers (23%) 0% (37%) (517%) (962%) (191%) vs. S&P 400 (2%) (44%) (92%) (314%) (755%) (224%) vs. Nasdaq Composite (5%) (58%) (61%) (84%) (494%) (555%) vs. Nasdaq Biotech Index (12%) (7%) (41%) (235%) (504%) (252%) 1. Source: FactSet and Bloomberg. Data as of March 17, 2023, the last trading day before Farallon filed its Schedule 13D with th e S EC. “Proxy Peers” include ACADIA Pharmaceuticals, Alkermes, Alnylam Pharmaceuticals, BeiGene , BioMarin Pharmaceutical, Blueprint Medicines, Emergent BioSolutions, Horizon Therapeutics, Incyte, Ionis Pharmaceuticals, Jazz Pharmac eut icals, Natera , Neurocrine Biosciences, NovoCure , Sarepta Therapeutics, SAGE Therapeutics, Seagen , Ultragenyx and United Therapeutics. “Close Peers” include Alnylam Pharmaceuticals, BioMarin Pharmaceutical, Incyte, Ionis Pha rma ceuticals, Neurocrine Biosciences and Seagen. Peer data refers to median.

INVESTOR PRESENTATION APPENDIX Important Information

FARALLON | Disclaimer 73 The views expressed in this presentation represent the opinions of Farallon Capital Management, L . L . C . and its affiliates (collectively, “Farallon”) and are based on publicly available information with respect to Exelixis , Inc . (“ Exelixis ” or the “Company”) and the other entities referred to herein . Farallon recognizes that there may be confidential information in the possession of the entities discussed in this presentation that could lead such entities to disagree with Farallon's conclusions . Certain information and data used herein have been derived or obtained from filings made with the United States Securities and Exchange Commission (“SEC”) or other regulatory or governmental authorities and from other third party reports . Farallon has not sought or obtained consent from any third party to use any statements or information indicated herein as having been obtained or derived from statements made or published by third parties, nor has it paid for any such statements . Any such statements or information should not be viewed as indicating the support of any such third party for the views expressed herein . There can be no assurance that any of the proposed actions set forth in this presentation will be completed . This presentation does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein in any state to any person . This presentation does not recommend the purchase or sale of a security . There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein . In addition, this presentation and the discussions and opinions herein are for general information only, and are not intended to provide legal, tax, investment, financial, or other advice . All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and Farallon's use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names or the goods and services sold or offered by such owners . This presentation contains forward - looking statements . Forward - looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance . Forward - looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions . Although Farallon believes that the expectations reflected in such forward - looking statements are reasonable, investors are cautioned that forward - looking information and statements are subject to various risks and uncertainties — many of which are difficult to predict and are generally beyond the control of Farallon or the Company — that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward - looking information and statements . These risks and uncertainties are enumerated in the Company’s public filings . In addition, the foregoing considerations and any other publicly stated risks and uncertainties should be read in conjunction with the risks and cautionary statements discussed or identified in the Company’s public filings with the SEC, including those listed under “Risk Factors” in the Company’s annual reports on Form 10 - K and quarterly reports on Form 10 - Q . The forward - looking statements speak only as of the date hereof and, other than as required by applicable law, Farallon does not undertake any obligation to update or revise any forward - looking information or statements . Certain information included in this material is based on data obtained from sources considered to be reliable . Any analyses provided to assist the recipient of this material in evaluating the matters described herein may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results . Accordingly, any analyses should also not be viewed as factual and also should not be relied upon as an accurate prediction of future results . All figures are unaudited estimates and, unless required by law, are subject to revision without notice . Funds managed by Farallon Capital Management, L . L . C . (“Farallon Capital Management”) currently beneficially own shares of the Company . These funds are in the business of trading (i . e . , buying and selling) securities and may continue trading in the securities of the Company, subject to applicable law . You should assume such funds will from time to time sell all or a portion of their holdings of the Company in open market transactions or otherwise, buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such shares, subject to applicable law . Consequently, Farallon Capital Management’s beneficial ownership of shares of, and/or economic interest in, the Company may vary over time depending on various factors, with or without regard to Farallon Capital Management’s views of the Company’s business, prospects, or valuation (including the market price of the Company’s shares), including, without limitation, other investment opportunities available to Farallon Capital Management, concentration of positions in the portfolios managed by Farallon Capital Management, conditions in the securities markets and general economic and industry conditions . Farallon Capital Management also reserves the right to change the opinions expressed herein and its intentions with respect to its investment in the Company, and to take any actions with respect to its investment in the Company as it may deem appropriate, and disclaims any obligation to notify the market or any other party of any such changes or actions, except as required by law .

FARALLON | Important Information 74 Farallon, together with certain other persons acting as participants in the solicitation of shareholders of the Company by Farallon in connection with the Company’s 2023 annual meeting of shareholders (the “ 2023 Annual Meeting”), have filed a definitive proxy statement and accompanying white proxy card with the SEC on May 3 , 2023 . Shareholders are advised to read the definitive proxy statement and any other documents related to the 2023 Annual Meeting as they contain important information . The definitive proxy statement and other relevant documents are available free of charge on the SEC’s website at https : //www . sec . gov, as well as on Farallon’s website in connection with the 2023 Annual Meeting at https : //www . FocusEXEL . com . Shareholders may also direct a request to Farallon’s proxy solicitor, MacKenzie Partners, Inc . , 1407 Broadway, 27 th Floor, New York, New York 10018 (shareholders can call toll - free at 1 - 800 - 322 - 2885 ) .